             As filed with the Securities and Exchange Commission
                                on May 22, 1998
                                                     Registration No. 333-

  ==============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM S-8

                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933

                              GENSYM CORPORATION
            (Exact name of registrant as specified in its charter)

                       DELAWARE                            04-2932756
          (State or other jurisdiction of               (I.R.S. Employer
          incorporation or organization)             Identification Number)

                         125 CAMBRIDGEPARK DRIVE
                         CAMBRIDGE, MASSACHUSETTS              02140
                (Address of Principal Executive Offices)    (Zip Code)

                       1995 EMPLOYEE STOCK PURCHASE PLAN
                           (Full title of the Plan)

                            MR. LOWELL B. HAWKINSON
                             CHAIRMAN OF THE BOARD
                          AND CHIEF EXECUTIVE OFFICER
                               GENSYM CORPORATION
                            125 CAMBRIDGEPARK DRIVE
                        CAMBRIDGE, MASSACHUSETTS 02140
                    (Name and address of agent for service)

                                (617) 547-2500
         (Telephone number, including area code, of agent for service)

================================================================================

                        CALCULATION OF REGISTRATION FEE

                              Proposed     Proposed
Title of                      maximum      maximum
securities       Amount       offering     aggregate     Amount of
to be            to be        price        offering      registration
registered       registered   per share    price         fee
----------       ----------   ---------    ----------    ------------

Common Stock,      300,000    $6.6875(1)   $2,006,250(1)     $592
$.01 par           shares
value per
share

________________________________________________________________________________
(1) Estimated solely for the purpose of calculating the registration fee, and based upon the average of the high and low prices of the Registrant's Common Stock as reported by the Nasdaq National Market on May 19, 1998 in accordance with Rules 457(c) and 457(h) of the Securities Act of 1933.

================================================================================

                    STATEMENT OF INCORPORATION BY REFERENCE

     This Registration Statement on Form S-8 incorporates by reference the contents of the Registration Statement on Form S-8 (File No. 333-03857) filed by the Registrant on May 16, 1996, relating to the Registrant's 1995 Employee Stock Purchase Plan, with the following exception of Part II, Item 5 thereof, which is amended and restated in its entirety as follows:

Item 5
------

     Not Applicable.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cambridge, Commonwealth of Massachusetts, on the 20th day of May, 1998.


                                        GENSYM CORPORATION



                                        By: /s/ Lowell B. Hawkinson
                                           ------------------------------------
                                                Lowell B. Hawkinson
                                                Chairman of the Board and Chief
                                                Executive Officer


                               POWER OF ATTORNEY

     We, the undersigned officers and directors of Gensym Corporation, hereby severally constitute and appoint Lowell B. Hawkinson, Robert L. Moore, Richard
M. Darer and, and John K. Stone each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names, in the capacities indicated below, the Registration Statement on Form S-8 filed herewith, and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and on our behalf and in our capacities as officers and directors to enable Gensym Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


     Signature                Title                     Date
     ---------                -----                     ----

/s/ Lowell B. Hawkinson    Chairman of the,          May 20, 1998
-----------------------
Lowell B. Hawkinson        Board, Chief Executive
                           Officer, Treasurer,
                           Secretary and
                           Director (Principal
                           Executive Officer)


/s/ Robert L. Moore        President and             May 20, 1998
-----------------------
Robert L. Moore, Ph.D.     Director

/s/ Richard M. Darer        Vice President,            May 20, 1998
-------------------------
Richard M. Darer            Finance and Chief
                            Financial Officer
                            (Principal Financial
                            and Accounting
                            Officer)


/s/ John A. Shane           Director                   May 20, 1998
-------------------------
John A. Shane



/s/ Theodore G. Johnson     Director                   May 20, 1998
-------------------------
Theodore G. Johnson


/s/ Thomas E. Swithenbank   Director                   May 20, 1998
-------------------------
Thomas E. Swithenbank

                                 EXHIBIT INDEX
                                 -------------


Exhibit
Number      Description
--------    -----------

 4.1 (1) Amended and Restated Certificate of Incorporation of the Registrant

 4.2 (1)    Amended and Restated By-Laws of the Registrant

 4.3 (2) Specimen Stock Certificate of Common Stock of the Registrant

 5          Opinion of Hale and Dorr LLP

 23.1       Consent of Hale and Dorr LLP (included in Exhibit 5)

 23.2       Consent of Arthur Andersen LLP

 24 Power of Attorney (included on the signature page of this Registration Statement)


(1) Incorporated by reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996.
(2) Incorporated by reference to the Registration Statement on Form S-1 of the Registrant (Registration No. 333-80727) filed December 21, 1995.